SECURITIES AND EXCHANGE COMMISSION

Washington DC    20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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Only (as permitted by Rule 14a-6(e)(2))

☒

ٱ  Definitive Proxy Statement

ٱ   Definitive Additional Materials

ٱ  Soliciting Material Under Rule 14a-12.

USA VIDEO INTERACTIVE CORP.

Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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USA VIDEO INTERACTIVE CORP.

83 Halls Road

Old Lyme, Connecticut 06371

Dear Shareholder:

We invite you to attend our annual meeting of shareholders to be held on Wednesday, September 7th, 2005, in Calgary, Alberta, Canada.  At the meeting you will hear a report on our operations and have a chance to meet your directors and executives.

This mailing includes the formal notice of the meeting, the Report on Form 10-K to the Securities and Exchange Commission and the Proxy Statement.  The Proxy Statement tells you more about the agenda and procedures for the annual meeting.  It also describes how the Board of Directors operates and gives personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting.  I urge you to complete, sign, date, and return your proxy promptly in the enclosed envelope.

To attend the meeting in person, please follow the instructions in the Proxy Statement.

Sincerely yours,

/s/  Edwin Molina

Edwin Molina

President

August 10th, 2005

USA VIDEO INTERACTIVE CORP.

83 Halls Road

Old Lyme, Connecticut 06371

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS

Time:

11:00 a.m., Mountain Time

Date:

Wednesday, September 7th, 2005

Place:

Beaumont Church LLP, Barristers and Solicitors

2200 Telus Tower, 411 - 1st Street SE

Calgary, Alberta, Canada  T2G 5E7

Purpose:

1.

To elect directors for the ensuing year.

1.

To ratify the appointment by the Board of Directors of Goldstein Golub Kessler LLP as the Company’s independent auditors for the current fiscal year.

2.

To approve an amendment to the 2001 Stock Option Plan to increase the number of shares from 8,400,000 shares to 13,900,000 shares.

3.

To approve an amendment to stock options granted to insiders to reduce the exercise price to $0.10 US ($0.125 Cdn.) per share.

4.

To transact such other business as may properly come before the annual meeting or any adjournment of the meeting.

Only shareholders of record at the close of the business on August 3rd, 2005 may vote at the annual meeting.

If you are unable to attend the meeting in person, please read the Notes accompanying the Form of Proxy enclosed herewith and then complete and return the Form of Proxy within the time set out in the Notes.  The enclosed Form of Proxy is solicited by management.  If you so desire, you may appoint a representative in lieu of management’s designations by striking out the names listed therein and inserting in the space provided the name of the person you wish to represent you at the Meeting.

IF YOU PLAN TO ATTEND THE MEETING YOU MUST FOLLOW THE INSTRUCTIONS SET OUT IN THE FORM OF PROXY AND IN THE INFORMATION CIRCULAR TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING.

Your vote is important.  Please complete, sign, date, and return your proxy promptly in the enclosed envelope.

By Order of the Board of Directors

By:  /s/  Anton J. Drescher

August 10th, 2005

Anton J. Drescher,

Secretary

Please complete, date and sign the enclosed Proxy and return it promptly in the envelope provided, whether or not you plan to attend the 2005 annual meeting of shareholders of USA Video Interactive Corp.  If you attend the meeting, you may vote your shares in person if you wish, even if you previously returned your Proxy.

USA Video Interactive Corp.

83 Halls Road

Old Lyme, Connecticut 06371

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is being sent to you in connection with the solicitation of proxies for the 2005 annual meeting of shareholders (the “Annual Meeting”) by the Board of Directors of USA Video Interactive Corp. (the “Company”, “USA Video”, “we” or “us”) to be held at the offices of Beaumont Church LLP, Barristers and Solicitors, 2200 Telus Tower, 411 - 1st Street SE, Calgary, Alberta, Canada, T2G 5E7, at 11:00 a.m., Mountain Time, on Wednesday, September 7th, 2005, and at any adjournments thereof.  This proxy statement and the accompanying Notice of 2005 Annual Meeting of Shareholders and form of proxy were first mailed to stockholders on or about August 12th, 2005. Shareholders are encouraged to review the information provided in this proxy statement in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2004, a copy of which also accompanies this proxy statement.

Who may vote

Only shareholders of the Company as recorded in our stock register at the close of business on August 3rd, 2005 (the “Record Date”) may vote at the Annual Meeting.  At the close of business on the Record Date, we had 139,698,096 common shares outstanding and entitled to vote, held by approximately 1,538 stockholders of record (excluding warrants to purchase 10,189,000 common shares).  Each common share is entitled to one vote on each matter properly brought before the Annual Meeting.

How to vote

You may vote in person at the meeting or by proxy.  We recommend that you vote by proxy even if you plan to attend the Annual Meeting.  You can always change your vote at the Annual Meeting.

Voting Electronically via the Internet

If your shares are registered in the name of a bank or brokerage you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services ("ADP") online program, which provides eligible shareholders who receive a paper copy of the proxy statement with the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form from the bank or brokerage firm will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper proxy card in the enclosed envelope.

How Proxies work

Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct.  You may vote for or not vote for the nominees for director named in this Proxy Statement.  You may also vote for or against the proposal to ratify the appointment of Goldstein Golub Kessler LLP as the Company’s independent auditors or abstain from voting.  You may vote for vote against the approval of the amendment to the stock option plan and approval of the amendment of the stock options granted to insiders.

If you sign and return the enclosed proxy but do not specify how to vote, we will vote your shares in favor of the nominees for director named in this Proxy Statement and in favor of the other proposal described in this Proxy Statement.  In the discretion of the proxy holders, the proxies will also be voted for or against such other matters as may properly come before the Annual Meeting.  At the date this Proxy Statement went to press we did not know of any other matters to be raised at the Annual Meeting.

The persons named in the enclosed proxy are directors and officers of the Company and you may strike out the names of the persons whom you do not wish to act on your behalf.  A shareholder has the right to appoint any person to attend and act for him or her at the Annual Meeting.  A Shareholder desiring to appoint a person to represent him at the Annual Meeting may do so either by inserting such person’s name in the blank space provided and striking out the printed names in the form of proxy or by completing another proxy.  In either case, the proxy must be delivered to the offices of our Transfer Agent, Computershare Trust Company Inc., 530 8th Avenue SW, Calgary, Alberta, T2P 3S8 at least 48 hours prior to the scheduled commencement of the Annual Meeting.

You may receive more than one proxy depending on how you hold your shares.  Shares registered in your name are covered by one proxy.  If you hold shares through someone else, such as a bank or broker (that is, in street name) please refer to your proxy card or the information forwarded by your bank, broker or other holder of record for voting instructions.  If you want to vote in person at the Annual Meeting, and you hold your shares in street name, you must obtain a proxy from your bank or broker and bring the proxy to the Annual Meeting.

This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about August 12th, 2005.

These securityholder materials are being sent to both registered and non-registered owners of the securities.  If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf.

By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions.  Please return your voting instructions as specified in the request for voting instructions.

Revoking a Proxy

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the Annual Meeting, or by notifying our Secretary in writing at #507, 837 West Hastings Street, Vancouver, British Columbia, Canada, V6C 3N6.

In addition to revocation in any other manner permitted by law, a shareholder may revoke a Proxy either by (a) signing a Form of Proxy bearing a later date and depositing it at the place and within the time aforesaid, or (b) signing and dating a written notice of revocation (in the same manner as the Form of Proxy is required to be executed as set out in the notes to the Form of Proxy) and either depositing it at the place and within the time aforesaid or with the Chairman of the Meeting on the day of the Meeting or on the day of any adjournment thereof, or (c) registering with the Scrutineer at the Meeting as a shareholder present in person, whereupon such Proxy shall be deemed to have been revoked.

Only registered shareholders have the right to revoke a proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the proxy on their behalf.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at our Annual Meeting, you must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and that such broker, bank or other nominee is not voting your shares.

The persons named in the accompanying Form of Proxy are directors of the Company.  A shareholder desiring to appoint some other person (who need not be a shareholder) to represent him or her at the Meeting may do so, either by striking out the printed names and inserting the desired person's name in the blank space provided in the Form of Proxy or by completing another proper Form of Proxy and in either case delivering the completed Proxy to the Company’s transfer agent, Computershare Trust Company Inc., 530 8th Avenue SW, Calgary, Alberta, T2P 3S8, not less than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or with the Chairman of the Meeting prior to the scheduled commencement of the meeting.

The Form of Proxy must be dated and be signed by the shareholder or by his attorney in writing, or, if the shareholder is a corporation, it must either be under its common seal or signed by a duly authorized officer.

Quorum

To conduct the business of the meeting, we must have a quorum.  This means at least a majority of the outstanding shares entitled to vote must be represented at the Annual Meeting, either by proxy or in person.

Votes needed

The four nominees for director receiving a plurality of the votes cast in person or by proxy at the Annual Meeting shall be elected.  Approval to ratify the appointment of Goldstein Golub Kessler LLP, to approve the amendment to the stock option plan and to approve the amendment of the stock options granted to insiders requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting.  If the Annual Meeting is adjourned, your shares may be voted by the proxy holder on the new meeting date unless you have revoked your proxy.

Only votes cast “for” or “against” a proposal are counted.  Abstentions and broker non-votes (or votes withheld” in the election of directors) will not be counted, except for purposes of determining a quorum.  Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular proposal.

Attending in person

Only shareholders, their proxy holders, and USA Video’s guests may attend the Annual Meeting.

If you hold your shares through someone else, such as a bank or a broker, send proof of your ownership to the Secretary at the address listed above, or you may bring proof of ownership with you in order to be admitted to the Annual Meeting.  Acceptable proof could include an account statement showing that you owned USA Video shares on August 3rd, 2005.

We will pay the expenses of soliciting proxies.  Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, email or fax.  We will also reimburse banks, brokers and other persons holding shares in their names or in the names of their nominees for their reasonable out-of-pocket expenses in forwarding proxies and proxy material to the beneficial owners of such shares.

Non-Registered Shareholders

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Annual Meeting.  Most shareholders of the Company are “non-registered” shareholders because the shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares.  More particularly, a person is a non-registered shareholder in respect of shares which are held on behalf of that person (the “Non-Registered Holder”) but which are registered either (a) in the name of an intermediary (the “Intermediary”) that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSP’s, RRIF’s, RESP’s and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited (“CDS”)) of which the Intermediary is a participant.  In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Company has distributed copies of the Notice of Meeting, Information Circular and Form of Proxy (collectively referred to as the “Meeting Material”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Material to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them.  Very often, Intermediaries will use service companies to forward the Meeting Material to Non-Registered Holders.  Generally, Non-Registered Holders who have not waived the right to receive the Meeting Material will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted to the number of shares beneficially owned by the Non-Registered Holder, but which is otherwise not complete.  Because the Intermediary has already signed the Form of Proxy, this Form of Proxy is not required to be signed by the Non-Registered Holder when submitting the proxy.  In this case, the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the Form of Proxy and deposit it with the Company’s Registrar and Transfer Agent, Computershare Trust Company Inc., as provided above; or

(b)

more typically, be given a voting instruction form which is not signed by the Intermediary, and which, when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “proxy” or “authorization form”) which the Intermediary must follow.  Typically, the proxy authorization form will consist of a one page pre-printed form.  Sometimes, instead of the one page printed form, the proxy authorization form will consist of a regular printed proxy form accompanied by a page of instructions that contains a removable label containing a bar-code and other information.  In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares that they beneficially own.  Should a Non-Registered Holder who receives one of the above forms wish to vote at the Annual Meeting in person, the Non-Registered Holder should strike out the names of the management designated proxy holders named in the form and insert the Non-Registered Holder’s name in the blank space provided (executed by the broker).  In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including when and where the proxy or proxy authorization form is to be delivered.

ITEM 1:

ELECTION OF DIRECTORS

The board of directors has nominated and recommends FOR election of four of its current directors for election at the Annual Meeting.  The enclosed Proxy will be voted FOR the persons nominated unless otherwise indicated.  If any of the nominees should be unable to serve or should decline to do so, the discretionary authority provided in the Proxy will be exercised by the proxy holders to vote for a substitute or substitutes to be designated by the Board of Directors.  The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

Each nominee elected as a director will hold office until the next annual meeting of shareholders and until his successor is elected and qualified, or until his earlier death, resignation or retirement.  Set forth below for each nominee is his age and his position, if any, in the Company.

The information set forth below as to each nominee for director has been furnished to the Company by the respective nominee.

Name	Age	Position	Period of Service
Edwin Molina	48	Director, Chief Executive Officer and President	Since 1998
Anton J. Drescher	47	Director, Chief Financial Officer and Secretary	Since 1994
Maurice Loverso	43	Director	Since 2003
Rowland Perkins	51	Director	Since 2005

Edwin Molina - President, Chief Executive Officer and Director

Mr. Molina served as a Senior Administrator with USA Video from June 1992 to June 30, 1998, and was appointed as President, Chief Executive Officer and a director in June 1998.

Anton J. Drescher - Chief Financial Officer, Secretary and Director

Mr. Drescher has been Chief Financial Officer of USA Video since December 1994.  He has also been a director and President of International Tower Hill Mines Limited, a public British Columbia company listed on the TSX since February 2003; a director of Quest Ventures Inc., a public company listed on the TSX since 1996 and President and CEO since December 2004; a director of Landmark Minerals Inc. (formerly “Northern Pine Ventures Inc.”), a public company listed on the TSX since February 2003 and President and CEO since June 2004; and a director of Waymar Resources Ltd. since June 2005.  He was formerly a director and Secretary/ Treasurer of Amanta Resources Inc., a public company listed for trading on the TSX from 1997 to September 2004.  Mr. Drescher has been President and sole director of Westpoint Management Consultants Limited, a private company engaged in consulting and accounting for business reorganizations since 1979; and President and sole director of Harbour Pacific Capital Corp., a private British Columbia company involved in regulatory filings for businesses in Canada since 1998,.  Mr. Drescher has been a Certified Management Accountant since 1981.

Maurice Loverso – Director

Mr. Loverso has been an independent director of USA Video since May  2003.  He has been President of 3336298 Canada Inc. since 1996, providing financial consultation services to small capital public and private companies and has been a director of Group Intercapital Inc. since 1996, assisting a small cap venture capital firm with financial advice. Previously, from 1992 to 1995, he served as President of Almic Industries, a manufacturer of bathroom vanities and accessories and provided financial consultant services to USA Video from 1992 to 1994. From 1998 to 1999, he was a director of QR Canada Capital Inc., a public company listed for trading on the TSX.

Rowland Perkins – Director

Mr. Perkins was appointed as an independent director of USA Video as of January 10, 2005.  He has been President and a director of eBackup Inc., of Calgary, Alberta, since 2001.  He was previously The Alberta Regional Manager of Securitinet Storage Solutions from 1999 to 2001, Vice-President of Simul Corp. from 1997 to 1999 and President of Franchise Network from 1994 to 1997.  He has also been a director of International Tower Hill Mines Limited, a public British Columbia company listed on the TSX since 1998; a director of Quest Ventures Inc., a public company listed on the TSX since January 2005; and a director of Waymar Resources Ltd. since June 2005.

The Board of Directors has no reason to believe that any nominee will not serve if elected.  If any nominee is unable to serve as a director, the shares represented by all valid proxies may be voted for the election for such other person(s) as the Board may recommend, unless the Board chooses to reduce the number of directors serving on the Board.  Proxies will be voted FOR each nominee unless the shareholder specifies otherwise.

The Board of Directors unanimously recommends a vote FOR the election of each of the nominees named in this Proxy Statement.  Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise on the accompanying Proxy.

No proposed director:

(a)

is, as at the date of this Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity,

(i)

was the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days;

(ii)

was subject to an event that resulted, after the director or executive officer ceased to be a director or executive officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days; or

(iii)

or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)

has, within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Meetings of the Board of Directors

During 2004, the Board of Directors held a number of informal meetings, and took action by unanimous written consent on eight occasions.

Audit Committee

The Board of Directors has an audit committee (the “Audit Committee”), which is comprised of Anton J. Drescher, Maurice Loverso and Rowland Perkins.  Because Mr. Drescher is a director and a shareholder, he is not considered to be “independent” under the listing standards of the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers.

The Audit Committee meets with the Company’s independent auditors at least quarterly to discuss the results of the annual audit or interim periodic reviews and to review the financial statements; appoints the independent auditors to be retained; oversees the independence of the independent accountants; evaluates the independent auditors’ performance; approves fees paid to independent auditors and receives and considers the independent auditors’ comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee met four times and signed four consent resolutions during fiscal 2003.

The Audit Committee is primarily concerned with the effectiveness of the audits of the Company by its internal audit staff and by the independent auditors.  Its duties include: (1) recommending the selection of independent auditors; (2) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (3) reviewing the organization and scope of the Company’s internal system of audit and financial controls; (4) appraising the Company’s financial reporting activities (including its Proxy Statement and Annual Report) and the accounting standards and principles followed; and (5) examining other reviews relating to compliance by employees with important Company policies and applicable laws.  The Audit Committee operates under a written Charter adopted by the Board of Directors, a copy of which was attached to the 2004 Proxy Statement and is also available by sending a written request to our Corporate Secretary at #507, 837 West Hastings Street, Vancouver, British Columbia, V6C 3N6.

Other Committees

The Board of Directors currently has no other committees.

Code of Ethics

The Company has adopted a Code of Ethics and Corporate Disclosure Policy that applies to the directors, officers and employees and Corporate Governance Guidelines that applies to the directors and officers of the Company.  A copy of the Code of Ethics, Corporate Disclosure Policy and Corporate Governance Guidelines are posted on the Company’s website at http://www.usvo.com.  These documents are also available in print to any shareholder who requests a copy by sending a written request to our Corporate Secretary at #507, 837 West Hastings Street, Vancouver, British Columbia, V6C 3N6.

Relationship with Our Independent Auditors

The firm of Goldstein Golub Kessler LLP has served as our independent auditors since February 2001 and was our independent auditor for the fiscal years ended December 31, 2000, 2001 and 2002.  The Board of Directors has recommended Goldstein Golub Kessler LLP to serve as our independent auditors for the fiscal year ending December 31, 2005.

Services performed by Goldstein Golub Kessler for fiscal 2004 consisted of the examination of our quarterly and annual financial statements and services related to filings with the Securities and Exchange Commission ("SEC").

AUDIT COMMITTEE REPORT

The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

The Audit Committee of the Board assists the Board in carrying out its oversight responsibilities for the Company's financial reporting process, audit process and internal controls.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management, which has primary responsibility for the financial statements.  Goldstein Golub Kessler LLP, the Company’s independent auditors for 2004, are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed in detail the audited fiscal year 2004 financial statements with the Company's management and with Goldstein Golub Kessler LLP, the Company's independent auditors. In addition, the Audit Committee has discussed with Goldstein Golub Kessler LLP the matters required to be discussed by Statement on Auditing Standards Number 61, Communication with Audit Committees, as modified or supplemented. The Audit Committee has received the written disclosures and the letter from Goldstein Golub Kessler LLP required by Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees, as modified or supplemented, and has discussed with the independent auditors their independence from the Company and its management. The Audit Committee has also considered whether Goldstein Golub Kessler LLP's provision of non-audit services to the Company is compatible with the independence of such firm.

Members of the Audit Committee rely on the information provided to them and on the representations made to the Committee by management and USA Video's independent accountants without conducting independent verification of the accuracy of such information and representations. Accordingly, the Audit Committee's oversight does not ensure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not ensure that any audit of USA Video's financial statements conducted by USA Video's internal and independent accountants has been carried out in accordance with generally accepted auditing standards, or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Commission.

Based on the Audit Committee's and management's assessment of the performance of Goldstein Golub Kessler LLP during the audit of the Company's financial statements for the fiscal year ending December 31, 2004, the Audit Committee recommended to the Board that Goldstein Golub Kessler LLP be engaged as the Company's independent auditors for fiscal year 2005.

Respectfully submitted,

Anton J. Drescher

Maurice Loverso

Rowland Perkins

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS,

AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of August 3rd, 2005, the number of outstanding common shares of USA Video beneficially owned by (i) each person known to USA Video to beneficially own more than 5% of its outstanding common shares, (ii) each director, (iii) each nominee for director, (iv) each executive officer listed in the Summary Compensation Table, and (iv) all executive officers and directors as a group.

Name	Shares Owned	Percentage of Class
Edwin Molina (1)	9,970,924	6.84%
Anton J. Drescher (2)	10,211,885	7.01%
Maurice Loverso (3)	250,000	0.17%
Rowland Perkins (4)	162,500	0.11%
All Executive Officers and Directors as a Group (four persons)	20,595,309	14.13%

(1)

Includes 500,000 common shares underlying warrants and 3,000,000 common shares underlying stock options that are currently exercisable by Mr. Molina.  Mr. Molina's address is 83 Halls Road, Old Lyme, Connecticut.

(2)

Includes 115,000 common shares underlying warrants and 2,000,000 common shares underlying stock options that are currently exercisable by Mr. Drescher.  Mr. Drescher's address is 83 Halls Road, Old Lyme, Connecticut.

(3)

Includes 250,000 common shares underlying stock options that are currently exercisable by Mr. Loverso.  Mr. Loverso’s address is 83 Halls Road, Old Lyme, Connecticut.

(4)

Includes 150,000 common shares underlying stock options that are currently exercisable by Mr. Perkins.  Mr. Perkin’s address is 83 Halls Road, Old Lyme, Connecticut.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, although some reports were filed late.

DIRECTOR AND EXECUTIVE COMPENSATION AND

OTHER TRANSACTIONS WITH MANAGEMENT

The following table sets forth compensation awarded to, earned by or paid to the Company’s Chief Executive Officer ("CEO"), and to other persons serving as executive officers of the Company as of December 31, 2004, whose salary and bonus for such year exceeded $100,000 (collectively, the “Named Executive Officers”), for the last three completed fiscal years.

Long Term Compensation
	Summary Compensation Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compen- sation	Restricted Stock Award(s)	Securities Underlying Options/SARs (#)	LTIP Payouts	All Other Compen-sation
		$	$	$	$	$	$	$
Molina, Edwin CEO	2004 2003 2002	49,600 36,000 84,415	-0- -0- -0-	(1) 11,625 (2-5) 5,650 -0-	-0- -0- -0-	(6) 2,000,000 -0- (7) 900,000	-0- -0- -0-	-0- -0- -0-
Drescher, Anton CFO	2004 2003 2002	(8) 46,870 (8) 40,399 (8) 81,311	-0- -0- -0-	(9-10) 14,625 (11-14) 4,900 -0-	-0- -0- -0-	(15) 2,000,000 -0- (16) 750,000	-0- -0- -0-	-0- -0- -0-
Smith, Robert Former COO	2004 2003 2002	-0- -0- 27,139	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- (17) 500,000	-0- -0- -0-	-0- -0- -0-
Loverso, Maurice Director	2004 2003 2002	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	-0- -0- -0-	(18) 250,000 -0- -0-	-0- -0- -0-	-0- -0- -0-

(1)

In January 2004, Mr. Molina purchased 25,000 units (each comprised of one common share and one warrant to acquire one common share at $0.20 per share) at $0.255 per unit.  This compensation resulted from the difference between the $0.20 purchase price and the $0.255 warrant exercise price and the fair market price of $0.46 of the common shares on the date of issuance of the units.

(2)

In February 2003, Mr. Molina purchased 250,000 units (each comprised of one common share and one warrant to acquire one common share at $0.0657 per share) at $0.0657 per unit.  This compensation resulted from the difference between the $0.0657 purchase price and the $0.0657 warrant exercise price and the fair market price of $0.07 of the common shares on the date of issuance of the units.

(3)

In April 2003, Mr. Molina purchased 100,000 units (each comprised of one common share and one warrant to acquire one common share at $0.075 per share) at $0.068 per unit.  This compensation resulted from the difference between the $0.068 purchase price and the $0.075 warrant exercise price and the fair market price of $0.078 of the common shares on the date of issuance of the units.

(4)

In May 2003, Mr. Molina purchased 50,000 units (each comprised of one common share and one warrant to acquire one common share at $0.1175 per share) at $0.088 per unit.  This compensation resulted from the difference between the $0.088 purchase price and the $0.1175 warrant exercise price and the fair market price of $0.102 of the common shares on the date of issuance of the units.

(5)

In September 2003, Mr. Molina purchased 100,000 units (each comprised of one common share and one warrant to acquire one common share at $0.095 per share) at $0.08 per unit.  This compensation resulted from the difference between the $0.08 purchase price and the $0.095 warrant exercise price and the fair market price of $0.09 of the common shares on the date of issuance of the units.

(6)

In December 2004, Mr. Molina was granted a stock option to purchase up to 2,000,000 shares of common stock at an exercise price of $0.25 per share, exercisable on or before December 3rd, 2006.

(7)

In December 2002, Mr. Molina cancelled 900,000 stock options granted to him in February 2002.

(8)

Represents consulting fees paid to Mr. Drescher through Harbour Pacific Capital Corp., a consulting firm wholly-owned by him, for his services as an executive officer of the Company.

(9)

In January 2004, Mr. Drescher purchased 25,000 units (each comprised of one common share and one warrant to acquire one common share at $0.20 per share) at $0.255 per unit.  This compensation resulted from the difference between the $0.20 purchase price and the $0.255 warrant exercise price and the fair market price of $0.46 of the common shares on the date of issuance of the units.

(10)

In November 2004, Mr. Drescher purchased 40,000 units (each comprised of one common share and one warrant to acquire one common share at $0.15 per share) at $0.195 per unit.  This compensation resulted from the difference between the $0.15 purchase price and the $0.195 warrant exercise price and the fair market price of $0.21 of the common shares on the date of issuance of the units.

(11)

In February 2003, Mr. Drescher purchased 250,000 units (each comprised of one common share and one warrant to acquire one common share at $0.0657 per share) at $0.0657 per unit. This compensation resulted from the difference between the $0.0657 purchase price and the $0.0657 warrant exercise price and the fair market price of $0.07 of the common shares on the date of issuance of the units.

(12)

In April 2003, Mr. Drescher purchased 100,000 units (each comprised of one common share and one warrant to acquire one common share at $0.075 per share) at $0.068 per unit. This compensation resulted from the difference between the $0.068 purchase price and the $0.075 warrant exercise price and the fair market price of $0.078 of the common shares on the date of issuance of the units.

(13)

In May 2003, Mr. Drescher purchased 50,000 units (each comprised of one common share and one warrant to acquire one common share at $0.1175 per share) at $0.088 per unit. This compensation resulted from the difference between the $0.088 purchase price and the $0.1175 warrant exercise price and the fair market price of $0.102 of the common shares on the date of issuance of the units.

(14)

In September 2003, Mr. Drescher purchased 50,000 units (each comprised of one common share and one warrant to acquire one common share at $0.095 per share) at $0.08 per unit. This compensation resulted from the difference between the $0.08 purchase price and the $0.095 warrant exercise price and the fair market price of $0.09 of the common shares on the date of issuance of the units.

(15)

In December 2004, Mr. Drescher was granted a stock option to purchase up to 2,000,000 shares of common stock at an exercise price of $0.25 per share, exercisable on or before December 3rd, 2006.

(16)

In December 2002, Mr. Drescher cancelled 750,000 stock options granted to him in February 2002 and cancelled 200,000 stock options granted to him in December 2000.

(17)

In December 2002, Mr. Smith cancelled 500,000 stock options granted to him in February 2002.

(18)

In December 2004, Mr. Loverso was granted a stock option to purchase up to 250,000 shares of common stock at an exercise price of $0.25 per share, exercisable on or before December 3rd, 2006.

The following table sets forth certain information concerning grants of stock options to the Named Executive Officers during the year ended December 31, 2004.

OPTION/SAR GRANTS IN LAST FISCAL YEAR
	Individual Grants				Potential Realizable Value at Assumed Annual Rate of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options/SARsGranted	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise Price ($/Share)	Market Price on Date of Grant ($/Share)	Expiration Date	0% ($)	5% ($)	10% ($)
Molina, Edwin	2,000,000	266%	0.10 (2)	0.20 (3)	12/03/2006	-0-	-0-	-0-
Drescher, Anton	2,000,000	266%	0.10 (2)	0.20 (3)	12/03/2006	-0-	-0-	-0-
Loverso, Maurice	250,000	33%	0.10 (2)	0.20 (3)	12/03/2006	-0-	-0-	-0-

(1)

A total of 5,000,000 stock options were granted to directors, employees and consultants in 2004. All stock options to employees and consultants expire on December 3, 2006.  Subsequent to December 31, 2004, additional options were granted to directors, officers and employees to purchase an aggregate of 2,125,000 common shares.  Accordingly, as of the date of this Report, a total of 8,125,000 stock options are outstanding.

(2)

On June 15th, 2005, the exercise price of this stock option was reduced from $0.25 per share to $0.10 per share, subject to shareholder approval.

(3)

On December 3rd, 2004, the date that the option was originally granted the market price was $0.20 per share and on June 15th, 2005, the date that the exercise price was reduced to $0.10 per share, the market price was $0.06 per share.

The following table sets forth certain information concerning exercises of stock options by the Named Executive Officers during the year ended December 31, 2004 and stock options held at year end.

Aggregated Option / SAR Exercises in Last Fiscal Year and FY-End Option / SAR Values
			Number of Securities Underlying Unexercised Options / SARs at Fiscal year End (#)	Value of Unexercised In-the-Money Options / SARs at Fiscal Year End ($)
Name	Shares Acquired on Exercise (#)	Value Realised ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Molina, Edwin	-0-	-0-	0 / 0	N/A	/ $0
Drescher, Anton	-0-	-0-	0 / 0	N/A	/ $0
Smith, Robert	-0-	-0-	0 / 0	N/A	/ $0
Maurice Loverso	-0-	-0-	0 / 0	N/A	/ $0

(1)

On December 31, 2004, the average of the high and low bid prices of the common shares on the OTC BB was $0.29.

Compensation of Directors

The Company has no arrangements, standard or otherwise, pursuant to which directors are compensated by the Company for their services in their capacity as directors, or for committee participation, involvement in special assignments or for services as consultant or expert during the most recently completed financial year or subsequently, up to and including the date of this information circular, except as disclosed herein.

Employments Contracts

USA Video does not have an employment contract with Mr. Molina and the other Named Executive Officer.  The Company has no obligation to provide any compensation to Mr. Molina or any other Named Executive Officer in the event of his resignation, retirement or termination, or a change in control of the Company, or a change in any Named Executive Officers' responsibilities following a change in control.

USA Video may in the future create retirement, pension, profit sharing and medical reimbursement plans covering its Executive Officers and Directors.

Compensation Committee Interlocks and Insider Participation

The Company does not have a compensation committee.  Decisions concerning the compensation of the Company’s executive officers are made by the Board of Directors.  All members of the Board during fiscal 2004 (Edwin Molina, Anton J. Drescher and Maurice Loverso) participated in the Board’s deliberations concerning executive officer compensation during the fiscal year ended December 31, 2004.

Board of Directors Report on Executive Compensation

The Board of Directors determines the compensation of the Company’s executive officers.

BOARD OF DIRECTORS: Report on Executive Compensation

The Company does not have a formal compensation committee.  The Company intends to establish a compensation committee at such time as it is able to attract a sufficient number of outside directors to the Board.  The Company is unable to state when it will be able to establish a formal compensation committee.  Pending establishment of the committee, the entire Board of Directors will continue to be responsible for the Company’s executive compensation policy.  The three current members of the Board are the Company’s senior executive officers.

Compensation Philosophy

The Company must compete for, attract, develop, motivate and retain high quality executive management personnel.  In order to do so, the Company offers a package including a competitive salary, benefits and, on a discretionary basis, additional compensation in the form of stock options.

Cash Compensation

The Company’s executive salary levels are intended to be consistent with competitive salary levels and job responsibilities and experience level of each executive, as well as the Company’s overall salary structure and financial condition.  Salary changes reflect competitive and economic trends, the overall financial performance of the Company and the performance of the individual executive.  Salaries are reviewed annually by the Board.

Stock Options

Stock options are designed to attract and retain executives who can make significant contributions to the Company’s success, reward executives for such contributions, give executives a long-term incentive to increase shareholder value, and align the interests of the Company’s executive officers with those of its shareholders.

The Board has made, and expects to continue to make, grants of stock options to executive officers.  Recipients of option grants, and the size of the grants, are determined based on several factors, including the responsibilities of the individual officers, their past and anticipated contributions to the Company’s success, the Company’s overall performance, and prior option grants.  All options granted to executive officers have an exercise price at least equal to the market price of the Company’s common shares at the time of the grant.

Compensation of the Chief Executive Officer

In setting the compensation payable for 2004 to Edwin Molina, the Company’s Chief Executive Officer, the Board generally considered the same factors described above.  Additionally, the Board intends that Mr. Molina’s compensation be competitive with compensation paid to chief executive officers of similar sized companies in the Company’s industry and to reward Mr. Molina for directing the Company’s efforts in initiating and expanding its streaming media business.

IRS Limits on Deductibility of Compensation

The Company is subject to Section 162(m) of the Internal Revenue Code of 1986, as amended, which limits the deductibility of certain compensation payments to the Company’s executive officers in excess of $1.0 million.  The Board expects that cash compensation in 2005 paid to the Chief Executive Officer or any other executive officer to be well below $1.0 million.  Section 162(m) also provides for certain exemptions to the limitations on deductibility, including compensation that is “performance-based” within the meaning of Section 162(m).  Because the Company does not currently have a compensation committee comprised solely of outside directors, the Company currently cannot avail itself of the “performance-based” compensation exemption under Section 162(m).

The Board of Directors during fiscal 2004 consisted of:

Edwin Molina

Anton J. Drescher

Maurice Loverso

Rowland Perkins was appointed to the Board of Directors on January 10th, 2005.

Performance Graph

The following graph compares USA Video's cumulative total shareholder returns with the cumulative total return for the last five years of (i) Russell 2500, and (ii) the Dow Jones - U.S. Technology, Software, Small Cap Index.  The graph shows the value of $100 invested at the closing price on December 31, 1997, in USA Video common shares, the Dow Jones - U.S. Technology, Software, Small Cap Index and the Russell 2500, and assumes that all dividends are reinvested.

	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
USA Video (in US$)	$100.00	$49.56	$21.38	$4.59	$25.07	$31.39
Russell 2500	$100.00	$104.27	$105.54	$86.76	$126.24	$149.34
Dow Jones US Technology, Software, Small Cap Index	$100.00	$50.36	$41.30	$19.83	$32.22	$36.12

Certain Relationships and Related Transactions

In 2004, the Company paid consulting fees of $46,870 to Harbour Pacific Capital Corp., a company controlled by Anton J. Drescher, in consideration of Mr. Drescher's services as an executive officer of the Company.

In January 2004, USA Video completed a private placement of 500,000 units (each unit consisting of one common share and one warrant to purchase an additional common share at $0.255 per share) at a price of $0.20 per unit, of which 400,000 units were sold to outside investors and 100,000 units were sold to officers, directors, and employees of the Company. Because the rules of the TSX require that the offering price for privately placed securities of listed companies be set when the offering is first announced rather than upon closing, the sale price of the units and the exercise price of the warrants were below the market price of $0.46 of the common shares on the date of issuance. Units were sold to the following officers and directors of the Company, in the amounts indicated: Edwin Molina (25,000 units) and Anton J. Drescher (25,000 units).

In November 2004, USA Video completed a private placement of 750,000 units (each unit consisting of one common share and one warrant to purchase an additional common share at $0.195 per share) at a price of $0.15 per unit, of which 660,000 units were sold to outside investors and 90,000 units were sold to officers, directors, and employees of the Company. Because the rules of the TSX require that the offering price for privately placed securities of listed companies be set when the offering is first announced rather than upon closing, the sale price of the units and the exercise price of the warrants were below the market price of $0.21 of the common shares on the date of issuance. Units were sold to the following officers and directors of the Company, in the amounts indicated: Edwin Molina (-0- units) and Anton J. Drescher (40,000 units).

Subsequent to the year ended December 31, 2004, USA Video completed two additional private placements.

In February 2005, USA Video completed a private placement of 1,500,000 units (each unit consisting of one common share and one warrant to purchase an additional common share at $0.13 per share) at a price of $0.10 per unit, of which 1,350,000 units were sold to outside investors and 150,000 units were sold to officers, directors, and employees of the Company. Because the rules of the TSX require that the offering price for privately placed securities of listed companies be set when the offering is first announced rather than upon closing, the sale price of the units and the exercise price of the warrants were below the market price of $0.12 of the common shares on the date of issuance. Units were sold to the following officers and directors of the Company, in the amounts indicated: Edwin Molina (-0- units) and Anton J. Drescher (50,000 units).

In July 2005, USA Video completed a private placement of 5,100,000 units (each unit consisting of one common share and one warrant to purchase an additional common share at a price of $0.08 per share) at a price of $0.055 per unit, of which 4,600,000 units were sold to outside investors and 500,000 units were sold to officers, directors and employees of the Company.  Because the rules of the TSX require that the offering price for privately placed securities of listed companies be set when the offering is first announced rather than upon closing, the sale price of the units and the exercise price of the warrants were below the market price of $0.09 of the common shares on the date of issuance. Units were sold to the following officers and directors of the Company, in the amounts indicated: Edwin Molina (250,000 units) and Anton J. Drescher (-0- units).  The Company will charge operations for any differential between the fair value and the purchase price of the common stock and for any differential between the fair value of the common stock underlying the warrants and the exercise price of the warrants.

All common shares purchased in the above private placements are subject to a minimum twelve month hold period during which period they may not be sold by the shareholder.

On December 2nd, 2004, USA granted incentive stock options to three directors, being Edwin Molina, Anton J. Drescher and Maurice Loverso, and an employee to purchase an aggregate of 4,450,000 common shares at a price of $0.25 US per share, exercisable on or before December 2nd, 2006.  The shareholders are being asked to approve a reduction in the exercise price to $0.10 US per share for the options granted to the three directors.

Subsequent to the year ended December 31, 2004, the Company granted additional options to purchase an aggregate of 1,150,000 common shares to

On January 10th, 2005, USA granted an incentive stock option to Rowland Perkins, a director of the Company, to purchase 150,000 common shares at a price of $0.35 Cdn. per share, exercisable on or before January 10th, 2007.  The shareholders are being asked to approve a reduction in the exercise price to $0.10 US per share.

On July 22nd, 2005, USA Video granted an incentive stock option to a director, Edwin Molina, and an employee to purchase an aggregate of 1,150,000 common shares at a price of $0.10 US per share, exercisable on or before July 22nd, 2007.

ITEM 2:

RATIFICATION OF APPOINTMENT

OF INDEPENDENT AUDITORS

The firm of Goldstein Golub Kessler LLP has been appointed by the Board of Directors to serve as the Company’s independent auditors for the 2004 fiscal year.

During the Company’s fiscal year ended December 31, 2004, and the period subsequent to such date and prior to engaging Goldstein Golub Kessler LLP, the Company has not consulted Goldstein Golub Kessler LLP with respect to the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements; or any disagreements with Goldstein Golub Kessler LLP (of which there were none), or reportable events, as defined or described in Items 304(a)(2)(i) or (ii) of Regulation S-K.

Audit Fees

Audit and Non-Audit Fees

The following table presents fees for the professional audit services rendered by Goldstein Golub Kessler LLP for the audit of the Company's annual financial statements for the years ended December 31, 2004 and 2003 and fees billed for other services rendered by Goldstein Golub Kessler LLP during those periods.

Year ended December 31	2004	2003
Audit fees	$ 30,500	$ 22,547
Audit-related fees (1)	-0-	-0-
Tax fees (2)	-0-	-0-
All other fees (3)	-0-	-0-
Total	$ 30,500	$ 22,547

(1)

Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit of the Company's financial statements. The category includes fees related to the performance of audits and attest services not required by statute or regulation, audits of the Company's benefit plans, due diligence related to acquisitions, agreed-upon procedures, and accounting consultations regarding the application of generally accepted accounting principals to proposed transactions.

 (2)

Tax fees consist of the aggregate fees billed for professional service rendered by Goldstein Golub Kessler LLP for tax compliance, tax advice, and tax planning (domestic and international).

(3)

Other fees consist primarily of the aggregate fees billed for professional services rendered by Goldstein Golub Kessler LLP related to a business continuity engagement.

The Audit Committee reviews all audit and non-audit related fees at least annually.  The Audit Committee pre-approved all audit and non-audit related services in fiscal 2004.  The Audit Committee had concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Goldstein Golub Kessler LLP.

Goldstein Golub Kessler LLP has a continuing relationship with American Express Tax and Business Services Inc. (TBS) from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services.  As a result of this arrangement, Goldstein Golub Kessler LLP has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of Goldstein Golub Kessler LLP.  Goldstein Golub Kessler LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

Financial Information Systems Design and Implementation Fees

Goldstein Golub Kessler LLP did not provide any professional services to the Company with respect to financial information systems design and implementation for the year ended December 31, 2004.

All Other Fees

Goldstein Golub Kessler LLP was not paid any other fees for services rendered to the Company during the year ended December 31, 2004.

Goldstein Golub Kessler LLP has advised the Company as follows:  Goldstein Golub Kessler LLP has a continuing relationship with American Express Tax and Business Services, Inc. (“TBS”) from which it leases auditing staff who are full time, permanent employees of TBS and through which its partners provide non-audit services.  As a result of this arrangement, Goldstein Golub Kessler LLP has no full time employees and therefore, none of the audit services performed were provided by permanent full-time employees of Goldstein Golub Kessler LLP.  Goldstein Golub Kessler LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

Required Vote

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the ratification of the appointment of Goldstein Golub & Kessler LLP as the Company’s auditors for the fiscal year ending December 31, 2005.

The Board of Directors unanimously recommends a vote FOR the ratification of Goldstein Golub Kessler LLP as the Company’s independent auditors for the current fiscal year.

ITEM 3:

PROPOSED AMENDMENT TO

STOCK OPTION PLAN

The Board of Directors is seeking shareholder approval to the amendment to the Company’s 2001 Stock Option Plan (the “Plan”), subject to the approval of the TSX Venture Exchange (the “Exchange”).  The Company’s initial Plan was approved by the shareholders of the Company at the general meeting held on June 28, 2001.  In accordance with the terms of the Plan, the aggregate number of shares issuable was fixed at 8,400,000 common shares, representing approximately 10% of the Company’s previous issued and outstanding shares.

There are currently 8,125,000 incentive stock options outstanding under the Plan.  Since that time the Company’s issued and outstanding share capital has increased to 139,698,096 common shares without par value.  The Plan and the policies of the Exchange allow for the reservation of shares equal to 10% of the Company’s issued and outstanding share capital as at the date of shareholder approval.  The directors have determined to seek the approval of the shareholders to increase the number of common shares from 8,400,000 to 13,900,000 shares.

In order for this resolution to be approved by disinterested shareholders, the amended Plan (the “2005 Plan”) must be approved by a majority of the votes cast on the resolution by all shareholders excluding votes attached to shares beneficially owned by:

(i)

insiders to whom options may be issued under the 2005 Plan; and

(ii)

associates of such persons referred to in subparagraph (i).

In addition to the proposed amendment set out above, the following information is intended as a brief description of the 2005 Plan and is qualified in its entirety by the full text of the amended Plan which is available for review by any shareholder up until the day preceding the Meeting at the Company’s corporate office #507, 837 West Hastings Street, Vancouver, British Columbia.

Administration

The 2005 Plan will be administered by the Board of Directors.  The Board of Directors may appoint a committee of the Board of Directors (the “Committee”) comprised of two or more of directors, each of whom will be a “Non-Employee Director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an “Outside Director” within the meaning of Section 162(m) of the Code, to administer the 2005 Plan.  Subject to the terms of the 2005 Plan, the Board of Directors or the Committee may determine and designate those employees, directors and consultants of the Company and its subsidiaries to whom options should be granted and the nature and terms of the options to be granted.

Eligibility

All employees of the Company, including its executive officers and directors who are also employees, are eligible to participate in the 2005 Plan.  Additionally, directors who are not employees, as well as consultants and advisers to the Company, are eligible to receive options under the 2005 Plan, except that such persons may only receive non-qualified options.

Exercise of Stock Options

The exercise price per share for each option granted under the 2005 Plan shall be determined by the Board of Directors or the Committee, subject to the policies of the Exchange.  The price is payable in cash.

Subject to earlier termination upon termination of employment and the incentive stock option limitations as provided in the 2005 Plan, each option shall expire on the date specified by the Board of Directors or the Committee, which shall be no later than five years from the date of grant for grants to 10% shareholders and ten years for all other options.  Because, however, the Company’s shares are traded on the Exchange, no option may have a term greater than that permitted under the policies of the Exchange, which is currently five years.

The options will either be fully exercisable on the date of grant or shall be exercisable thereafter in such installments as the Board of Directors or Committee may specify.  Upon termination of employment or other service of an option holder, an option may only be exercised for a period of three months or, in the case of termination due to disability or death, a period of 12 months.

Transferability

Options granted under the 2005 Plan may not be transferred except by will or the laws of the descent and distribution and, during his or her lifetime, options may be exercised only by the optionee.

Certain Adjustments

In the event of any change in the number or kind of outstanding common shares of the Company by reason of a stock dividend, stock split, recapitalization, combination, subdivision, rights issuance or other similar corporate change, the Board of the Committee shall make such adjustment in the number of common shares that may be issued under the 2005 Plan, and the number of common shares subject to, and the exercise price of, each then-outstanding option, as it, in its sole discretion, deems appropriate.

Amendment or Discontinuance

The Board may amend or discontinue the 2005 Plan, provided that no amendment may, without an optionee’s consent, materially and adversely effect any rights under any option previously granted to the optionee under the 2005 Plan.  Additionally, the approval of the Company’s shareholders is required for any amendment that would:

•

increase or decrease the number of common shares that may be issued under the 2005 Plan; or

•

materially modify the requirements as to eligibility for participation in the 2005 Plan.

Accordingly, disinterested shareholders will be asked to pass an ordinary resolution at the Meeting (being approval by a simple majority of the votes cast in person or by proxy) to approve the amendment of the Plan, as follows:

“RESOLVED, as an ordinary resolution that, subject to acceptance for filing by the Exchange, the amendment to the Company’s stock option plan to increase the maximum number of shares for issuance pursuant to stock option grants under the plan from 8,400,000 to 13,900,000 common shares is hereby approved.”

Required Vote

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the adoption of the 2005 Plan.

The Board of Directors unanimously recommends a vote FOR the adoption of the 2005 Stock Option Plan.

ITEM 4:

AMENDMENT OF STOCK OPTIONS

GRANTED TO INSIDERS

On December 2, 2004 the Company granted stock options to three directors and an employee to purchase an aggregate of 4,450,000 common shares at an exercise price of $0.25 US ($0.30 Cdn.) per common share.  On January 10, 2005, a further 150,000 stock options were granted to a director at a price of $0.35 Cdn. per common share.  These stock options are no longer “in the money” and, as such, provide no incentive to the optionees. The following sets forth the currently outstanding stock options to the insiders that are not “in the money”:

Name of Insider	Number of Shares	Exercise Price
Edwin Molina	2,000,000	$0.25 US $0.30 Cdn
Anton J. Drescher	2,000,000	$0.25 US $0.30 Cdn
Maurice Loverso	250,000	$0.25 US $0.30 Cdn
Mario Gioco	50,000	$0.25 US $0.30 Cdn
Rowland Perkins	150,000	$0.35 Cdn.

The policies of the Exchange require that any reduction in the exercise price of stock options granted to insiders be approved by a majority of the votes cast at the Meeting other than votes cast by insiders who hold stock options which are the subject of the reduction in exercise price.

The shareholders of the Company will be asked to consider and, if thought appropriate, to approve and adopt an ordinary resolution approving the reduction in the exercise price of stock options granted to insiders on December 4, 2004 and January 10, 2005 to $0.10 US ($0.125 Cdn.) per share.  Unless otherwise directed, it is the intention of management, if named as proxy, to vote in favour of this ordinary resolution. Under the policies of the Exchange, shareholder approval will be requested by way of “disinterested shareholder vote”. All approvals by “disinterested shareholder vote” require the approval of the shareholders not affected by, or interested in, the matter to be approved, by way of a simple majority of the votes cast at the Meeting by disinterested shareholders.

Accordingly, disinterested shareholders will be asked to pass an ordinary resolution at the Meeting (being approval by a simple majority of the votes cast in person or by proxy) to approve the amendment of the stock options granted to insiders, as follows:

“RESOLVED, as an ordinary resolution that:

1

 the exercise price of stock options granted by the Company on December 4, 2004 and January 10, 2005 to insiders, be and is hereby authorized to be reduced to an exercise price of $0.10 US ($0.125 Cdn.) per share;  and

2.

any director or officer of the Company be and is hereby authorized to execute and deliver in the name of and on behalf of the Company all such certificates, instruments, agreements, notices and other documents and to do all such other acts and things as in the opinion of such person my be necessary or desirable in connection with the reduction in the exercise price of such stock options and the performance by the Company of its obligations thereunder.”

Required Vote

The affirmative vote of a majority of the votes cast on this Item at the Annual Meeting is required for the amendment of the stock options granted to insiders.

The Board of Directors unanimously recommends a vote FOR the adoption of the resolution to amend the stock options granted to insiders.

REQUIREMENTS, INCLUDING DEADLINES, FOR

SUBMISSION OF PROXY PROPOSAL, NOMINATION OF DIRECTORS

AND OTHER BUSINESS OF SHAREHOLDERS

Under the rules of the SEC, if a shareholder wants the Company to include a proposal in its Proxy Statement and form of proxy for presentation at the Company’s 2006 Annual Meeting of Shareholders, the proposal must be received by the Company, Attention: Mr. Anton J. Drescher, Secretary, at the Company’s principal executive offices no later than April 14th, 2006 and all the other conditions of Rule 14a-8 under the Securities Exchange Act of 1934 must be satisfied, for such proposals to be included in the Company’s proxy statement and form of proxy relating to that meeting.

In addition, the proxy solicited by the Board of Directors for the 2006 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than June 28, 2006.

The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement.  If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

It is important that the proxies be returned promptly and that your shares be represented.  Shareholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

FORM 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, including the financial statements and a list of exhibits, is enclosed with this Proxy Statement.

The Company will mail to any shareholder, without charge and upon written request, a copy of any exhibit to the Annual Report.  Requests should be sent to USA Video Interactive Corp., 83 Halls Road, Old Lyme, Connecticut 06371, Attention: Investor Relations.

By Order of the Board of Directors

/s/

Anton J. Drescher

Anton J. Drescher,

Secretary

August 10th, 2005

USA VIDEO INTERACTIVE CORP.

PROXY

2005 Annual Meeting of Shareholders

(SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of USA Video Interactive Corp., hereby constitutes and appoints Anton J. Drescher and Rowland Perkins and each or either of them, or instead of any or all of the foregoing, __________________ the attorneys and proxies of the undersigned with full power of substitution to act and vote for an in the name, place and stead of the undersigned, at the 2005 Annual Meeting of the Shareholders of the Company, to be held at 11:00 a.m. on Wednesday, September 7th, 2005, and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present upon all matters referred to below and described in the Proxy Statement for the meeting and, at their discretion, upon any other matters that may properly come before the meeting:

(1)

ELECTION OF DIRECTORS:

VOTE FOR ALL NOMINEES LISTED BELOW

WITHHOLD AUTHORITY

Nominees:

Edwin Molina

Anton J. Drescher

Maurice Loverso

Rowland Perkins

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s) listed above, write the nominee's name in the space provided below.

Exceptions

(2)

RATIFICATION OF APPOINTMENT OF GOLDSTEIN GOLUB KESSLER LLP AS INDEPENDENT AUDITORS:

FOR

AGAINST

ABSTAIN

(3)

APPROVAL OF AN AMENDMENT TO THE 2001 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES FROM 8,400,000 SHARES TO 13,900,000 SHARES.

FOR

AGAINST

ABSTAIN

(4)

APPROVAL OF AN AMENDMENT TO STOCK OPTIONS GRANTED TO INSIDERS TO REDUCE THE EXERCISE PRICE TO $0.10 US ($0.125 Cdn.) PER SHARE.

FOR

AGAINST

ABSTAIN

When properly executed, this Proxy will be voted in the manner specified by the Shareholder.  Unless you specify otherwise, this Proxy will be voted “FOR” the election of all of the nominees as directors and “FOR” Items 3 and 4.

A majority of the proxies, or their substitutes at the meeting, or any adjournments thereof may exercise all of the powers given by this Proxy.  Any Proxy to vote any of the shares for which the undersigned is or would be entitled to vote previously given to any person or persons other than the persons named above is hereby revoked.

IN WITNESS WHEREOF, the undersigned has signed and sealed this Proxy and acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto both dated August 10th, 2005.

Dated:  __________________, 2005

Number of Shares

____________________________________

Print Name of Shareholder

____________________________________

Signature of Shareholder

Joint Owners should each sign. Attorneys-in-fact, administrators, custodians, partners, or corporation officers should give full title.

NOTE:  This proxy, properly completed, dated and signed, should be returned immediately in the enclosed, envelope to Computershare Trust Company Inc., 530 8th Avenue SW, Calgary, Alberta, T2P 3S8.

USA VIDEO INTERACTIVE CORP.

(the "Company")

REQUEST FOR ANNUAL AND INTERIM FINANCIAL STATEMENTS

In accordance with National Instrument 51-102 the Company will only be required to send annual financial statements and interim financial statements, and the related Management Discussion and Analysis (“MD&A”), to those shareholders that request such information.  Shareholders may request to receive a copy of the annual financial statements and MD&A, the interim financial statements and MD&A or both.  If you wish to receive such mailings, then please complete and return this form to:

USA Video Interactive Corp.

#507, 837 West Hastings Street

Vancouver, BC   V6C 3N6

The undersigned shareholder hereby elects to receive:

��

Interim Financial Statements and related Management Discussion and Analysis of the Company filed after the date that the Company receives this request and/or

��

Annual Financial Statements and related Management Discussion and Analysis of the Company filed after the date that the Company receives this request.

Please note that a request form will be mailed each year and shareholders must return such form each year to receive the documents indicated above.

I confirm that I am a:

��

Registered shareholder OR

��

Beneficial shareholder of the Company

Name (Please Print)

Address

(include postal code)

Signature

Date

To use electronic methods for communication with our shareholders, we request that you provide us with your email address. Please insert your e-mail address and initial and date below to indicate your consent to receive information by e-mail instead of in paper form.

I HEREBY CONSENT to receipt of information by e-mail as the following address:

E-mail address

CUSIP NO.: 902924